UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                  Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported) January 19, 2005

                     Commission File Number  000-13822
                                           ------------

                       RESCON TECHNOLOGY CORPORATION
                      -------------------------------
          (Exact Name of Registrant as Specified in its Charter)

     Nevada                                                 83-0210455
------------------------------------                 ----------------------
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                      Identification Number)

                 1500 Market Street, 12th Floor, East Tower
                      Philadelphia, Pennsylvania 19102
               ----------------------------------------------
                  (Address of principal executive offices)

                               (215) 246-3456
                        ---------------------------
              (Registrant's Executive Office Telephone Number)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [ ]  Written communications pursuant to Rule 425 under the Securities
          Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
          Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


ITEM 8.01.     OTHER EVENTS

     As of the close of business on January 19, 2005, the Over-the-Counter Bulletin Board ("OTCBB") stopped posting quotations for the Company's common stock because of the Company's failure to comply with NASD Rule 6530, which requires that the Company have filed with the Securities and Exchange Commission ("SEC"), all reports required by Sections 13 or 15(d) of the Securities Exchange Act of 1934. The Company is delinquent in filing its Annual Report on Form 10-KSB for the fiscal year ended August 31, 2004, and its Quarterly Report on Form 10-QSB for the fiscal quarter ended November 30, 2004. Quotations for the Company's common stock can now be found on the Pink Sheets under stock symbol "RSCT."

     The Company is in the process of completing its Annual and Quarterly Reports and anticipates the reports will be ready for filing with the SEC within one week. Once the reports are filed and the Company is in compliance with NASD Rule 6530, the Company intends to make application to once again have quotations for its common stock posted on the OTCBB.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              RESCON TECHNOLOGY CORPORATION



Date: January 21, 2005             By: /S/ Henrik Klausgaard
                                   ---------------------------------------
                                    Henrik Klausgaard, President